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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, Registration Nos. 333-15941, 333-15943, 333-15945,
333-60189, 333-60203, 333-81373 and 333-100079 of Abercrombie & Fitch Co. of our
report dated February 18, 2003 relating to the consolidated financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Columbus, Ohio
April 17, 2003